BACM 2005-5
Fireman's Fund

-------------------------------------------------------------------
  PERIOD    PAYMENT DATE     BEG BALANCE       PRINCIPAL PAYMENT
-------------------------------------------------------------------
     1       11/10/2005     99,879,691.76         105,472.29
     2       12/10/2005     99,774,219.47         121,352.07
     3       01/10/2006     99,652,867.40         106,555.90
     4       02/10/2006     99,546,311.50         107,064.96
     5       03/10/2006     99,439,246.54         153,549.28
     6       04/10/2006     99,285,697.26         108,309.99
     7       05/10/2006     99,177,387.27         124,111.35
     8       06/10/2006     99,053,275.92         109,420.34
     9       07/10/2006     98,943,855.58         125,191.02
    10       08/10/2006     98,818,664.56         110,541.15
    11       09/10/2006     98,708,123.41         111,069.24
    12       10/10/2006     98,597,054.17         126,794.35
    13       11/10/2006     98,470,259.82         112,205.59
    14       12/10/2006     98,358,054.23         127,899.30
    15       01/10/2007     98,230,154.93         113,352.65
    16       02/10/2007     98,116,802.28         113,894.17
    17       03/10/2007     98,002,908.11         159,747.07
    18       04/10/2007     97,843,161.04         115,201.44
    19       05/10/2007     97,727,959.60         130,812.36
    20       06/10/2007     97,597,147.24         116,376.73
    21       07/10/2007     97,480,770.51         131,955.16
    22       08/10/2007     97,348,815.35         117,563.09
    23       09/10/2007     97,231,252.26         118,124.72
    24       10/10/2007     97,113,127.54         133,654.85
    25       11/10/2007     96,979,472.69         119,327.55
    26       12/10/2007     96,860,145.14         134,824.44
    27       01/10/2008     96,725,320.70         120,541.72
    28       02/10/2008     96,604,778.98         121,117.59
    29       03/10/2008     96,483,661.39         151,433.81
    30       04/10/2008     96,332,227.58         122,419.65
    31       05/10/2008     96,209,807.93         137,831.09
    32       06/10/2008     96,071,976.84         123,662.95
    33       07/10/2008     95,948,313.89         139,040.03
    34       08/10/2008     95,809,273.86         124,917.96
    35       09/10/2008     95,684,355.90         125,514.74
    36       10/10/2008     95,558,841.16         140,840.64
    37       11/10/2008     95,418,000.52         126,787.20
    38       12/10/2008     95,291,213.32         142,077.94
    39       01/10/2009     95,149,135.38         128,071.66
    40       02/10/2009     95,021,063.72         128,683.50
    41       03/10/2009     94,892,380.22         173,168.99
    42       04/10/2009     94,719,211.23         130,125.54
    43       05/10/2009     94,589,085.69         145,324.02
    44       06/10/2009     94,443,761.67         131,441.45
    45       07/10/2009     94,312,320.22         146,603.57
    46       08/10/2009     94,165,716.65         132,769.76
    47       09/10/2009     94,032,946.89         133,404.04
    48       10/10/2009     93,899,542.85         148,511.93
    49       11/10/2009     93,751,030.92         134,750.84
    50       12/10/2009     93,616,280.08         149,821.51
    51       01/10/2010     93,466,458.57         136,110.33
    52       02/10/2010     93,330,348.24         136,760.57
    53       03/10/2010     93,193,587.67         180,499.27
    54       04/10/2010     93,013,088.40         138,276.23
    55       05/10/2010     92,874,812.17         153,249.47
    56       06/10/2010     92,721,562.70         139,668.93
    57       07/10/2010     92,581,893.77         154,603.69
    58       08/10/2010     92,427,290.08         141,074.77
    59       09/10/2010     92,286,215.31         141,748.73
    60       10/10/2010     92,144,466.58         156,626.01
    61       11/10/2010     91,987,840.57         143,174.16
    62       12/10/2010     91,844,666.41         158,012.05
    63       01/10/2011     91,686,654.36         144,613.02
    64       02/10/2011     91,542,041.34         145,303.88
    65       03/10/2011     91,396,737.46         188,252.67
    66       04/10/2011     91,208,484.79         146,897.39
    67       05/10/2011     91,061,587.40         161,632.39
    68       06/10/2011     90,899,955.01         148,371.34
    69       07/10/2011     90,751,583.67         163,065.60
    70       08/10/2011     90,588,518.07         149,859.17
    71       09/10/2011     90,438,658.90         150,575.09
    72       10/10/2011     90,288,083.81         165,208.46
    73       11/10/2011     90,122,875.35         152,083.69
    74       12/10/2011     89,970,791.66         166,675.37
    75       01/10/2012     89,804,116.29         153,606.50
    76       02/10/2012     89,650,509.79         154,340.33
    77       03/10/2012     89,496,169.46         182,661.63
    78       04/10/2012     89,313,507.83         155,950.29
    79       05/10/2012     89,157,557.54         170,435.12
    80       06/10/2012     88,987,122.42         157,509.54
    81       07/10/2012     88,829,612.88         171,951.28
    82       08/10/2012     88,657,661.60         159,083.48
    83       09/10/2012     88,498,578.12         159,843.47
    84       10/10/2012     88,338,734.65         174,220.71
    85       11/10/2012     88,164,513.94         161,439.40
    86       12/10/2012     88,003,074.54         175,772.53
    87       01/10/2013     87,827,302.01         163,050.37
    88       02/10/2013     87,664,251.64         163,829.31
    89       03/10/2013     87,500,422.33         205,065.25
    90       04/10/2013     87,295,357.08         165,591.64
    91       05/10/2013     87,129,765.44         179,810.02
    92       06/10/2013     86,949,955.42         167,241.73
    93       07/10/2013     86,782,713.69         181,414.52
    94       08/10/2013     86,601,299.17         168,907.37
    95       09/10/2013     86,432,391.80         169,714.30
    96       10/10/2013     86,262,677.50         183,818.76
    97       11/10/2013     86,078,858.74         171,403.23
    98       12/10/2013     85,907,455.51         185,461.02
    99       01/10/2014     85,721,994.49         173,108.09
   100       02/10/2014     85,548,886.40         173,935.08
   101       03/10/2014     85,374,951.32         214,236.65
   102       04/10/2014     85,160,714.67         175,789.50
   103       05/10/2014     84,984,925.17         189,726.07
   104       06/10/2014     84,795,199.10         177,535.68
   105       07/10/2014     84,617,663.42         191,424.00
   106       08/10/2014     84,426,239.42         179,298.32
   107       09/10/2014     84,246,941.10         180,154.88
   108       10/10/2014     84,066,786.22         193,970.82
   109       11/10/2014     83,872,815.40         181,942.20
   110       12/10/2014     83,690,873.20         195,708.74
   111       01/10/2015     83,495,164.46         183,746.36
   112       02/10/2015     83,311,418.10         184,624.17
   113       03/10/2015     83,126,793.93         223,937.44
   114       04/10/2015     82,902,856.49         186,576.00
   115       05/10/2015     82,716,280.49         200,214.49
   116       06/10/2015     82,516,066.00         188,423.82
   117       07/10/2015     82,327,642.18         202,011.24
   118       08/10/2015     82,125,630.94         190,289.05
   119       09/10/2015     81,935,341.89         191,198.12
   120       10/10/2015     81,744,143.77      81,744,143.77
-------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5
Wateridge Office Park

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  PERIOD    PAYMENT DATE     BEG BALANCE       PRINCIPAL PAYMENT
-------------------------------------------------------------------
     1       11/10/2005     90,000,000.00               0.00
     2       12/10/2005     90,000,000.00               0.00
     3       01/10/2006     90,000,000.00               0.00
     4       02/10/2006     90,000,000.00               0.00
     5       03/10/2006     90,000,000.00               0.00
     6       04/10/2006     90,000,000.00               0.00
     7       05/10/2006     90,000,000.00               0.00
     8       06/10/2006     90,000,000.00               0.00
     9       07/10/2006     90,000,000.00               0.00
    10       08/10/2006     90,000,000.00               0.00
    11       09/10/2006     90,000,000.00               0.00
    12       10/10/2006     90,000,000.00               0.00
    13       11/10/2006     90,000,000.00               0.00
    14       12/10/2006     90,000,000.00               0.00
    15       01/10/2007     90,000,000.00               0.00
    16       02/10/2007     90,000,000.00               0.00
    17       03/10/2007     90,000,000.00               0.00
    18       04/10/2007     90,000,000.00               0.00
    19       05/10/2007     90,000,000.00               0.00
    20       06/10/2007     90,000,000.00               0.00
    21       07/10/2007     90,000,000.00               0.00
    22       08/10/2007     90,000,000.00               0.00
    23       09/10/2007     90,000,000.00               0.00
    24       10/10/2007     90,000,000.00               0.00
    25       11/10/2007     90,000,000.00               0.00
    26       12/10/2007     90,000,000.00               0.00
    27       01/10/2008     90,000,000.00               0.00
    28       02/10/2008     90,000,000.00               0.00
    29       03/10/2008     90,000,000.00               0.00
    30       04/10/2008     90,000,000.00               0.00
    31       05/10/2008     90,000,000.00               0.00
    32       06/10/2008     90,000,000.00               0.00
    33       07/10/2008     90,000,000.00               0.00
    34       08/10/2008     90,000,000.00               0.00
    35       09/10/2008     90,000,000.00               0.00
    36       10/10/2008     90,000,000.00               0.00
    37       11/10/2008     90,000,000.00               0.00
    38       12/10/2008     90,000,000.00               0.00
    39       01/10/2009     90,000,000.00               0.00
    40       02/10/2009     90,000,000.00               0.00
    41       03/10/2009     90,000,000.00               0.00
    42       04/10/2009     90,000,000.00               0.00
    43       05/10/2009     90,000,000.00               0.00
    44       06/10/2009     90,000,000.00               0.00
    45       07/10/2009     90,000,000.00               0.00
    46       08/10/2009     90,000,000.00               0.00
    47       09/10/2009     90,000,000.00               0.00
    48       10/10/2009     90,000,000.00               0.00
    49       11/10/2009     90,000,000.00               0.00
    50       12/10/2009     90,000,000.00               0.00
    51       01/10/2010     90,000,000.00               0.00
    52       02/10/2010     90,000,000.00               0.00
    53       03/10/2010     90,000,000.00               0.00
    54       04/10/2010     90,000,000.00               0.00
    55       05/10/2010     90,000,000.00               0.00
    56       06/10/2010     90,000,000.00               0.00
    57       07/10/2010     90,000,000.00               0.00
    58       08/10/2010     90,000,000.00               0.00
    59       09/10/2010     90,000,000.00               0.00
    60       10/10/2010     90,000,000.00         103,812.33
    61       11/10/2010     89,896,187.67          91,228.97
    62       12/10/2010     89,804,958.70         104,660.76
    63       01/10/2011     89,700,297.94          92,109.49
    64       02/10/2011     89,608,188.45          92,523.52
    65       03/10/2011     89,515,664.93         131,878.73
    66       04/10/2011     89,383,786.20          93,532.21
    67       05/10/2011     89,290,253.99         106,899.73
    68       06/10/2011     89,183,354.26          94,433.15
    69       07/10/2011     89,088,921.11         107,775.52
    70       08/10/2011     88,981,145.59          95,342.08
    71       09/10/2011     88,885,803.51          95,770.64
    72       10/10/2011     88,790,032.86         109,075.69
    73       11/10/2011     88,680,957.18          96,691.43
    74       12/10/2011     88,584,265.75         109,970.77
    75       01/10/2012     88,474,294.98          97,620.37
    76       02/10/2012     88,376,674.60          98,059.18
    77       03/10/2012     88,278,615.42         124,100.75
    78       04/10/2012     88,154,514.67          99,057.79
    79       05/10/2012     88,055,456.89         112,271.09
    80       06/10/2012     87,943,185.79         100,007.71
    81       07/10/2012     87,843,178.08         113,194.51
    82       08/10/2012     87,729,983.58         100,966.05
    83       09/10/2012     87,629,017.52         101,419.90
    84       10/10/2012     87,527,597.63         114,567.28
    85       11/10/2012     87,413,030.35         102,390.76
    86       12/10/2012     87,310,639.59         115,511.05
    87       01/10/2013     87,195,128.54         103,370.23
    88       02/10/2013     87,091,758.31         103,834.88
    89       03/10/2013     86,987,923.44         142,141.36
    90       04/10/2013     86,845,782.08         104,940.54
    91       05/10/2013     86,740,841.54         117,989.67
    92       06/10/2013     86,622,851.87         105,942.61
    93       07/10/2013     86,516,909.26         118,963.77
    94       08/10/2013     86,397,945.48         106,953.57
    95       09/10/2013     86,290,991.92         107,434.32
    96       10/10/2013     86,183,557.60         120,413.85
    97       11/10/2013     86,063,143.74         108,458.50
    98       12/10/2013     85,954,685.24         121,409.45
    99       01/10/2014     85,833,275.79         109,491.76
   100       02/10/2014     85,723,784.04         109,983.92
   101       03/10/2014     85,613,800.12         147,720.30
   102       04/10/2014     85,466,079.82         111,142.30
   103       05/10/2014     85,354,937.51         124,018.35
   104       06/10/2014     85,230,919.16         112,199.35
   105       07/10/2014     85,118,719.81         125,045.90
   106       08/10/2014     84,993,673.92         113,265.77
   107       09/10/2014     84,880,408.15         113,774.90
   108       10/10/2014     84,766,633.25         126,577.48
   109       11/10/2014     84,640,055.78         114,855.28
   110       12/10/2014     84,525,200.50         127,627.71
   111       01/10/2015     84,397,572.79         115,945.24
   112       02/10/2015     84,281,627.55         116,466.41
   113       03/10/2015     84,165,161.14         153,601.78
   114       04/10/2015     84,011,559.36         117,680.37
   115       05/10/2015     83,893,878.99         130,373.96
   116       06/10/2015     83,763,505.03         118,795.37
   117       07/10/2015     83,644,709.66         131,457.84
   118       08/10/2015     83,513,251.82         119,920.26
   119       09/10/2015     83,393,331.55      83,393,331.55
-------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5
Sunroad Corporate II

-------------------------------------------------------------------
  PERIOD    PAYMENT DATE     BEG BALANCE       PRINCIPAL PAYMENT
-------------------------------------------------------------------
     1       11/10/2005     90,000,000.00               0.00
     2       12/10/2005     90,000,000.00               0.00
     3       01/10/2006     90,000,000.00               0.00
     4       02/10/2006     90,000,000.00               0.00
     5       03/10/2006     90,000,000.00               0.00
     6       04/10/2006     90,000,000.00               0.00
     7       05/10/2006     90,000,000.00               0.00
     8       06/10/2006     90,000,000.00               0.00
     9       07/10/2006     90,000,000.00               0.00
    10       08/10/2006     90,000,000.00               0.00
    11       09/10/2006     90,000,000.00               0.00
    12       10/10/2006     90,000,000.00               0.00
    13       11/10/2006     90,000,000.00               0.00
    14       12/10/2006     90,000,000.00               0.00
    15       01/10/2007     90,000,000.00               0.00
    16       02/10/2007     90,000,000.00               0.00
    17       03/10/2007     90,000,000.00               0.00
    18       04/10/2007     90,000,000.00               0.00
    19       05/10/2007     90,000,000.00               0.00
    20       06/10/2007     90,000,000.00               0.00
    21       07/10/2007     90,000,000.00               0.00
    22       08/10/2007     90,000,000.00               0.00
    23       09/10/2007     90,000,000.00               0.00
    24       10/10/2007     90,000,000.00               0.00
    25       11/10/2007     90,000,000.00               0.00
    26       12/10/2007     90,000,000.00               0.00
    27       01/10/2008     90,000,000.00               0.00
    28       02/10/2008     90,000,000.00               0.00
    29       03/10/2008     90,000,000.00               0.00
    30       04/10/2008     90,000,000.00               0.00
    31       05/10/2008     90,000,000.00               0.00
    32       06/10/2008     90,000,000.00               0.00
    33       07/10/2008     90,000,000.00               0.00
    34       08/10/2008     90,000,000.00               0.00
    35       09/10/2008     90,000,000.00               0.00
    36       10/10/2008     90,000,000.00               0.00
    37       11/10/2008     90,000,000.00               0.00
    38       12/10/2008     90,000,000.00               0.00
    39       01/10/2009     90,000,000.00               0.00
    40       02/10/2009     90,000,000.00               0.00
    41       03/10/2009     90,000,000.00               0.00
    42       04/10/2009     90,000,000.00               0.00
    43       05/10/2009     90,000,000.00               0.00
    44       06/10/2009     90,000,000.00               0.00
    45       07/10/2009     90,000,000.00               0.00
    46       08/10/2009     90,000,000.00               0.00
    47       09/10/2009     90,000,000.00               0.00
    48       10/10/2009     90,000,000.00               0.00
    49       11/10/2009     90,000,000.00               0.00
    50       12/10/2009     90,000,000.00               0.00
    51       01/10/2010     90,000,000.00               0.00
    52       02/10/2010     90,000,000.00               0.00
    53       03/10/2010     90,000,000.00               0.00
    54       04/10/2010     90,000,000.00               0.00
    55       05/10/2010     90,000,000.00               0.00
    56       06/10/2010     90,000,000.00               0.00
    57       07/10/2010     90,000,000.00               0.00
    58       08/10/2010     90,000,000.00               0.00
    59       09/10/2010     90,000,000.00          91,053.11
    60       10/10/2010     89,908,946.89         104,464.93
    61       11/10/2010     89,804,481.96          91,929.72
    62       12/10/2010     89,712,552.23         105,317.07
    63       01/10/2011     89,607,235.16          92,814.09
    64       02/10/2011     89,514,421.07          93,230.23
    65       03/10/2011     89,421,190.85         132,447.34
    66       04/10/2011     89,288,743.51          94,242.06
    67       05/10/2011     89,194,501.45         107,564.85
    68       06/10/2011     89,086,936.60          95,146.87
    69       07/10/2011     88,991,789.72         108,444.40
    70       08/10/2011     88,883,345.32          96,059.68
    71       09/10/2011     88,787,285.64          96,490.37
    72       10/10/2011     88,690,795.27         109,750.39
    73       11/10/2011     88,581,044.88          97,415.06
    74       12/10/2011     88,483,629.81         110,649.26
    75       01/10/2012     88,372,980.55          98,347.93
    76       02/10/2012     88,274,632.62          98,788.88
    77       03/10/2012     88,175,843.74         124,737.64
    78       04/10/2012     88,051,106.10          99,791.07
    79       05/10/2012     87,951,315.03         112,958.93
    80       06/10/2012     87,838,356.10         100,744.94
    81       07/10/2012     87,737,611.16         113,886.18
    82       08/10/2012     87,623,724.98         101,707.25
    83       09/10/2012     87,522,017.73         102,163.26
    84       10/10/2012     87,419,854.47         115,264.90
    85       11/10/2012     87,304,589.57         103,138.11
    86       12/10/2012     87,201,451.46         116,212.53
    87       01/10/2013     87,085,238.93         104,121.58
    88       02/10/2013     86,981,117.36         104,588.41
    89       03/10/2013     86,876,528.94         142,752.34
    90       04/10/2013     86,733,776.60         105,697.38
    91       05/10/2013     86,628,079.22         118,700.34
    92       06/10/2013     86,509,378.88         106,703.47
    93       07/10/2013     86,402,675.41         119,678.35
    94       08/10/2013     86,282,997.05         107,718.47
    95       09/10/2013     86,175,278.59         108,201.43
    96       10/10/2013     86,067,077.16         121,134.48
    97       11/10/2013     85,945,942.67         109,229.67
    98       12/10/2013     85,836,713.00         122,134.02
    99       01/10/2014     85,714,578.99         110,267.00
   100       02/10/2014     85,604,311.99         110,761.38
   101       03/10/2014     85,493,550.61         148,352.93
   102       04/10/2014     85,345,197.68         111,923.14
   103       05/10/2014     85,233,274.54         124,752.28
   104       06/10/2014     85,108,522.26         112,984.28
   105       07/10/2014     84,995,537.98         125,783.80
   106       08/10/2014     84,869,754.17         114,054.81
   107       09/10/2014     84,755,699.36         114,566.18
   108       10/10/2014     84,641,133.18         127,321.54
   109       11/10/2014     84,513,811.65         115,650.69
   110       12/10/2014     84,398,160.95         128,375.77
   111       01/10/2015     84,269,785.18         116,744.80
   112       02/10/2015     84,153,040.38         117,268.23
   113       03/10/2015     84,035,772.15         154,256.43
   114       04/10/2015     83,881,515.72         118,485.62
   115       05/10/2015     83,763,030.10         131,131.55
   116       06/10/2015     83,631,898.55         119,604.79
   117       07/10/2015     83,512,293.75         132,219.48
   118       08/10/2015     83,380,074.28      83,380,074.28
-------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5
San Gabriel Square

-------------------------------------------------------------------
  PERIOD    PAYMENT DATE     BEG BALANCE       PRINCIPAL PAYMENT
-------------------------------------------------------------------
     1       11/10/2005     56,935,226.35          56,677.60
     2       12/10/2005     56,878,548.75          65,310.06
     3       01/10/2006     56,813,238.69          57,234.34
     4       02/10/2006     56,756,004.35          57,495.55
     5       03/10/2006     56,698,508.79          82,799.80
     6       04/10/2006     56,615,709.00          58,135.84
     7       05/10/2006     56,557,573.15          66,727.70
     8       06/10/2006     56,490,845.45          58,705.71
     9       07/10/2006     56,432,139.74          67,281.70
    10       08/10/2006     56,364,858.04          59,280.70
    11       09/10/2006     56,305,577.34          59,551.25
    12       10/10/2006     56,246,026.09          68,103.70
    13       11/10/2006     56,177,922.39          60,133.85
    14       12/10/2006     56,117,788.53          68,670.08
    15       01/10/2007     56,049,118.45          60,721.70
    16       02/10/2007     55,988,396.75          60,998.83
    17       03/10/2007     55,927,397.92          85,978.49
    18       04/10/2007     55,841,419.43          61,669.62
    19       05/10/2007     55,779,749.82          70,163.09
    20       06/10/2007     55,709,586.73          62,271.29
    21       07/10/2007     55,647,315.44          70,748.01
    22       08/10/2007     55,576,567.44          62,878.37
    23       09/10/2007     55,513,689.07          63,165.34
    24       10/10/2007     55,450,523.72          71,617.17
    25       11/10/2007     55,378,906.55          63,780.47
    26       12/10/2007     55,315,126.08          72,215.18
    27       01/10/2008     55,242,910.90          64,401.14
    28       02/10/2008     55,178,509.76          64,695.06
    29       03/10/2008     55,113,814.70          81,218.28
    30       04/10/2008     55,032,596.42          65,360.99
    31       05/10/2008     54,967,235.42          73,751.69
    32       06/10/2008     54,893,483.73          65,995.89
    33       07/10/2008     54,827,487.84          74,368.91
    34       08/10/2008     54,753,118.93          66,636.50
    35       09/10/2008     54,686,482.43          66,940.62
    36       10/10/2008     54,619,541.81          75,287.34
    37       11/10/2008     54,544,254.47          67,589.73
    38       12/10/2008     54,476,664.74          75,918.38
    39       01/10/2009     54,400,746.36          68,244.69
    40       02/10/2009     54,332,501.67          68,556.15
    41       03/10/2009     54,263,945.52          92,835.61
    42       04/10/2009     54,171,109.91          69,292.72
    43       05/10/2009     54,101,817.19          77,573.96
    44       06/10/2009     54,024,243.23          69,963.01
    45       07/10/2009     53,954,280.22          78,225.58
    46       08/10/2009     53,876,054.64          70,639.32
    47       09/10/2009     53,805,415.32          70,961.71
    48       10/10/2009     53,734,453.61          79,196.48
    49       11/10/2009     53,655,257.13          71,647.02
    50       12/10/2009     53,583,610.11          79,862.71
    51       01/10/2010     53,503,747.40          72,338.49
    52       02/10/2010     53,431,408.91          72,668.64
    53       03/10/2010     53,358,740.28          96,567.07
    54       04/10/2010     53,262,173.21          73,441.01
    55       05/10/2010     53,188,732.20          81,606.75
    56       06/10/2010     53,107,125.45          74,148.63
    57       07/10/2010     53,032,976.82          82,294.67
    58       08/10/2010     52,950,682.15          74,862.62
    59       09/10/2010     52,875,819.53          75,204.28
    60       10/10/2010     52,800,615.25          83,320.93
    61       11/10/2010     52,717,294.32          75,927.78
    62       12/10/2010     52,641,366.54          84,024.28
    63       01/10/2011     52,557,342.26          76,657.78
    64       02/10/2011     52,480,684.48          77,007.64
    65       03/10/2011     52,403,676.84         100,504.05
    66       04/10/2011     52,303,172.79          77,817.78
    67       05/10/2011     52,225,355.01          85,861.67
    68       06/10/2011     52,139,493.35          78,564.80
    69       07/10/2011     52,060,928.55          86,587.88
    70       08/10/2011     51,974,340.67          79,318.53
    71       09/10/2011     51,895,022.13          79,680.54
    72       10/10/2011     51,815,341.60          87,672.56
    73       11/10/2011     51,727,669.04          80,444.32
    74       12/10/2011     51,647,224.72          88,415.07
    75       01/10/2012     51,558,809.65          81,214.97
    76       02/10/2012     51,477,594.68          81,585.63
    77       03/10/2012     51,396,009.05          97,091.24
    78       04/10/2012     51,298,917.81          82,401.09
    79       05/10/2012     51,216,516.72          90,317.37
    80       06/10/2012     51,126,199.35          83,189.36
    81       07/10/2012     51,043,009.99          91,083.69
    82       08/10/2012     50,951,926.30          83,984.72
    83       09/10/2012     50,867,941.58          84,368.02
    84       10/10/2012     50,783,573.57          92,229.53
    85       11/10/2012     50,691,344.03          85,173.99
    86       12/10/2012     50,606,170.05          93,013.07
    87       01/10/2013     50,513,156.98          85,987.21
    88       02/10/2013     50,427,169.77          86,379.65
    89       03/10/2013     50,340,790.12         109,007.73
    90       04/10/2013     50,231,782.39          87,271.38
    91       05/10/2013     50,144,511.01          95,052.06
    92       06/10/2013     50,049,458.95          88,103.48
    93       07/10/2013     49,961,355.47          95,861.00
    94       08/10/2013     49,865,494.48          88,943.07
    95       09/10/2013     49,776,551.40          89,349.00
    96       10/10/2013     49,687,202.40          97,071.84
    97       11/10/2013     49,590,130.56          90,199.80
    98       12/10/2013     49,499,930.76          97,898.96
    99       01/10/2014     49,402,031.80          91,058.27
   100       02/10/2014     49,310,973.54          91,473.85
   101       03/10/2014     49,219,499.69         113,629.93
   102       04/10/2014     49,105,869.76          92,409.92
   103       05/10/2014     49,013,459.84         100,047.54
   104       06/10/2014     48,913,412.30          93,288.27
   105       07/10/2014     48,820,124.03         100,901.44
   106       08/10/2014     48,719,222.60          94,174.53
   107       09/10/2014     48,625,048.07          94,604.33
   108       10/10/2014     48,530,443.73         102,180.86
   109       11/10/2014     48,428,262.88          95,502.44
   110       12/10/2014     48,332,760.44         103,053.96
   111       01/10/2015     48,229,706.48          96,408.63
   112       02/10/2015     48,133,297.85          96,848.63
   113       03/10/2015     48,036,449.22         118,506.73
   114       04/10/2015     47,917,942.49          97,831.48
   115       05/10/2015     47,820,111.01         105,318.16
   116       06/10/2015     47,714,792.85          98,758.64
   117       07/10/2015     47,616,034.21         106,219.50
   118       08/10/2015     47,509,814.71          99,694.13
   119       09/10/2015     47,410,120.58      47,410,120.58
-------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5
Sothebys

-------------------------------------------------------------------
  PERIOD    PAYMENT DATE     BEG BALANCE       PRINCIPAL PAYMENT
-------------------------------------------------------------------
    1        11/10/2005    100,000,000.00               0.00
    2        12/10/2005    100,000,000.00               0.00
    3        01/10/2006    100,000,000.00               0.00
    4        02/10/2006    100,000,000.00               0.00
    5        03/10/2006    100,000,000.00               0.00
    6        04/10/2006    100,000,000.00               0.00
    7        05/10/2006    100,000,000.00               0.00
    8        06/10/2006    100,000,000.00               0.00
    9        07/10/2006    100,000,000.00               0.00
   10        08/10/2006    100,000,000.00               0.00
   11        09/10/2006    100,000,000.00               0.00
   12        10/10/2006    100,000,000.00               0.00
   13        11/10/2006    100,000,000.00               0.00
   14        12/10/2006    100,000,000.00               0.00
   15        01/10/2007    100,000,000.00               0.00
   16        02/10/2007    100,000,000.00               0.00
   17        03/10/2007    100,000,000.00               0.00
   18        04/10/2007    100,000,000.00               0.00
   19        05/10/2007    100,000,000.00               0.00
   20        06/10/2007    100,000,000.00               0.00
   21        07/10/2007    100,000,000.00               0.00
   22        08/10/2007    100,000,000.00               0.00
   23        09/10/2007    100,000,000.00               0.00
   24        10/10/2007    100,000,000.00               0.00
   25        11/10/2007    100,000,000.00               0.00
   26        12/10/2007    100,000,000.00               0.00
   27        01/10/2008    100,000,000.00               0.00
   28        02/10/2008    100,000,000.00               0.00
   29        03/10/2008    100,000,000.00               0.00
   30        04/10/2008    100,000,000.00               0.00
   31        05/10/2008    100,000,000.00               0.00
   32        06/10/2008    100,000,000.00               0.00
   33        07/10/2008    100,000,000.00               0.00
   34        08/10/2008    100,000,000.00               0.00
   35        09/10/2008    100,000,000.00               0.00
   36        10/10/2008    100,000,000.00               0.00
   37        11/10/2008    100,000,000.00               0.00
   38        12/10/2008    100,000,000.00               0.00
   39        01/10/2009    100,000,000.00               0.00
   40        02/10/2009    100,000,000.00               0.00
   41        03/10/2009    100,000,000.00               0.00
   42        04/10/2009    100,000,000.00               0.00
   43        05/10/2009    100,000,000.00               0.00
   44        06/10/2009    100,000,000.00               0.00
   45        07/10/2009    100,000,000.00               0.00
   46        08/10/2009    100,000,000.00               0.00
   47        09/10/2009    100,000,000.00               0.00
   48        10/10/2009    100,000,000.00               0.00
   49        11/10/2009    100,000,000.00               0.00
   50        12/10/2009    100,000,000.00               0.00
   51        01/10/2010    100,000,000.00               0.00
   52        02/10/2010    100,000,000.00               0.00
   53        03/10/2010    100,000,000.00               0.00
   54        04/10/2010    100,000,000.00               0.00
   55        05/10/2010    100,000,000.00               0.00
   56        06/10/2010    100,000,000.00               0.00
   57        07/10/2010    100,000,000.00               0.00
   58        08/10/2010    100,000,000.00          94,599.06
   59        09/10/2010     99,905,400.94          95,045.62
   60        10/10/2010     99,810,355.32         110,693.20
   61        11/10/2010     99,699,662.12          96,016.84
   62        12/10/2010     99,603,645.28         111,637.52
   63        01/10/2011     99,492,007.76          96,997.09
   64        02/10/2011     99,395,010.67          97,454.98
   65        03/10/2011     99,297,555.69         143,277.46
   66        04/10/2011     99,154,278.23          98,591.38
   67        05/10/2011     99,055,686.85         114,140.77
   68        06/10/2011     98,941,546.08          99,595.61
   69        07/10/2011     98,841,950.47         115,117.19
   70        08/10/2011     98,726,833.28         100,609.18
   71        09/10/2011     98,626,224.09         101,084.12
   72        10/10/2011     98,525,139.97         116,564.49
   73        11/10/2011     98,408,575.48         102,111.56
   74        12/10/2011     98,306,463.93         117,563.47
   75        01/10/2012     98,188,900.45         103,148.56
   76        02/10/2012     98,085,751.90         103,635.48
   77        03/10/2012     97,982,116.42         133,965.70
   78        04/10/2012     97,848,150.72         104,757.10
   79        05/10/2012     97,743,393.61         120,135.77
   80        06/10/2012     97,623,257.85         105,818.73
   81        07/10/2012     97,517,439.11         121,168.00
   82        08/10/2012     97,396,271.11         106,890.25
   83        09/10/2012     97,289,380.86         107,394.84
   84        10/10/2012     97,181,986.02         122,700.46
   85        11/10/2012     97,059,285.56         108,481.03
   86        12/10/2012     96,950,804.53         123,756.58
   87        01/10/2013     96,827,047.95         109,577.33
   88        02/10/2013     96,717,470.62         110,094.60
   89        03/10/2013     96,607,376.01         154,747.79
   90        04/10/2013     96,452,628.23         111,344.82
   91        05/10/2013     96,341,283.41         126,541.07
   92        06/10/2013     96,214,742.33         112,467.79
   93        07/10/2013     96,102,274.54         127,632.95
   94        08/10/2013     95,974,641.60         113,601.21
   95        09/10/2013     95,861,040.39         114,137.48
   96        10/10/2013     95,746,902.91         129,256.40
   97        11/10/2013     95,617,646.51         115,286.45
   98        12/10/2013     95,502,360.06         130,373.56
   99        01/10/2014     95,371,986.51         116,446.11
  100        02/10/2014     95,255,540.39         116,995.81
  101        03/10/2014     95,138,544.59         161,010.56
  102        04/10/2014     94,977,534.03         118,308.17
  103        05/10/2014     94,859,225.86         133,311.61
  104        06/10/2014     94,725,914.25         119,495.97
  105        07/10/2014     94,606,418.29         134,466.52
  106        08/10/2014     94,471,951.77         120,694.82
  107        09/10/2014     94,351,256.95         121,264.58
  108        10/10/2014     94,229,992.37         136,186.16
  109        11/10/2014     94,093,806.21         122,479.90
  110        12/10/2014     93,971,326.31         137,367.83
  111        01/10/2015     93,833,958.48         123,706.54
  112        02/10/2015     93,710,251.94         124,290.51
  113        03/10/2015     93,585,961.42         167,630.43
  114        04/10/2015     93,418,331.00         125,668.56
  115        05/10/2015     93,292,662.44         140,468.19
  116        06/10/2015     93,152,194.25         126,924.89
  117        07/10/2015     93,025,269.36      93,025,269.36
-------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BACM 2005-5
Torre Mayor

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   PERIOD    PAYMENT DATE     BEG BALANCE     PRINCIPAL PAYMENT
-------------------------------------------------------------------
       1      11/10/2005     55,000,000.00            0.00
       2      12/10/2005     55,000,000.00            0.00
       3      01/10/2006     55,000,000.00            0.00
       4      02/10/2006     55,000,000.00            0.00
       5      03/10/2006     55,000,000.00            0.00
       6      04/10/2006     55,000,000.00            0.00
       7      05/10/2006     55,000,000.00       40,443.55
       8      06/10/2006     54,959,556.45       29,177.74
       9      07/10/2006     54,930,378.71       40,881.35
      10      08/10/2006     54,889,497.36       29,632.98
      11      09/10/2006     54,859,864.38       29,825.53
      12      10/10/2006     54,830,038.85       41,512.32
      13      11/10/2006     54,788,526.52       30,289.08
      14      12/10/2006     54,758,237.44       41,963.83
      15      01/10/2007     54,716,273.61       30,758.58
      16      02/10/2007     54,685,515.03       30,958.45
      17      03/10/2007     54,654,556.58       65,528.22
      18      04/10/2007     54,589,028.36       31,585.41
      19      05/10/2007     54,557,442.95       43,226.50
      20      06/10/2007     54,514,216.46       32,071.53
      21      07/10/2007     54,482,144.92       43,700.00
      22      08/10/2007     54,438,444.93       32,563.89
      23      09/10/2007     54,405,881.03       32,775.49
      24      10/10/2007     54,373,105.54       44,385.67
      25      11/10/2007     54,328,719.87       33,276.88
      26      12/10/2007     54,295,442.99       44,874.04
      27      01/10/2008     54,250,568.95       33,784.70
      28      02/10/2008     54,216,784.25       34,004.23
      29      03/10/2008     54,182,780.02       56,939.81
      30      04/10/2008     54,125,840.20       34,595.18
      31      05/10/2008     54,091,245.02       46,158.10
      32      06/10/2008     54,045,086.92       35,119.91
      33      07/10/2008     54,009,967.01       46,669.21
      34      08/10/2008     53,963,297.80       35,651.37
      35      09/10/2008     53,927,646.43       35,883.03
      36      10/10/2008     53,891,763.39       47,412.51
      37      11/10/2008     53,844,350.88       36,424.28
      38      12/10/2008     53,807,926.60       47,939.71
      39      01/10/2009     53,759,986.89       36,972.48
      40      02/10/2009     53,723,014.42       37,212.72
      41      03/10/2009     53,685,801.70       71,213.95
      42      04/10/2009     53,614,587.75       37,917.27
      43      05/10/2009     53,576,670.48       49,393.92
      44      06/10/2009     53,527,276.55       38,484.61
      45      07/10/2009     53,488,791.94       49,946.53
      46      08/10/2009     53,438,845.41       39,059.24
      47      09/10/2009     53,399,786.17       39,313.04
      48      10/10/2009     53,360,473.13       50,753.44
      49      11/10/2009     53,309,719.69       39,898.29
      50      12/10/2009     53,269,821.41       51,323.49
      51      01/10/2010     53,218,497.92       40,491.04
      52      02/10/2010     53,178,006.87       40,754.15
      53      03/10/2010     53,137,252.72       74,433.44
      54      04/10/2010     53,062,819.28       41,502.63
      55      05/10/2010     53,021,316.65       52,886.17
      56      06/10/2010     52,968,430.48       42,115.97
      57      07/10/2010     52,926,314.51       53,483.58
      58      08/10/2010     52,872,830.94       42,737.17
      59      09/10/2010     52,830,093.77       43,014.87
      60      10/10/2010     52,787,078.90       54,359.14
      61      11/10/2010     52,732,719.77       43,647.60
      62      12/10/2010     52,689,072.17       54,975.44
      63      01/10/2011     52,634,096.73       44,288.45
      64      02/10/2011     52,589,808.28       44,576.23
      65      03/10/2011     52,545,232.05       77,908.08
      66      04/10/2011     52,467,323.97       45,372.13
      67      05/10/2011     52,421,951.85       56,655.18
      68      06/10/2011     52,365,296.67       46,035.10
      69      07/10/2011     52,319,261.57       57,300.93
      70      08/10/2011     52,261,960.65       46,706.57
      71      09/10/2011     52,215,254.08       47,010.06
      72      10/10/2011     52,168,244.02       58,250.58
      73      11/10/2011     52,109,993.44       47,694.04
      74      12/10/2011     52,062,299.40       58,916.79
      75      01/10/2012     52,003,382.61       48,386.79
      76      02/10/2012     51,954,995.81       48,701.21
      77      03/10/2012     51,906,294.61       70,777.94
      78      04/10/2012     51,835,516.67       49,477.58
      79      05/10/2012     51,786,039.09       60,654.01
      80      06/10/2012     51,725,385.08       50,193.21
      81      07/10/2012     51,675,191.88       61,351.05
      82      08/10/2012     51,613,840.83       50,918.01
      83      09/10/2012     51,562,922.81       51,248.88
      84      10/10/2012     51,511,673.94       62,379.31
      85      11/10/2012     51,449,294.63       51,987.23
      86      12/10/2012     51,397,307.40       63,098.48
      87      01/10/2013     51,334,208.92       52,735.05
      88      02/10/2013     51,281,473.88       53,077.72
      89      03/10/2013     51,228,396.16       85,636.73
      90      04/10/2013     51,142,759.43       53,979.07
      91      05/10/2013     51,088,780.35       65,038.60
      92      06/10/2013     51,023,741.75       54,752.44
      93      07/10/2013     50,968,989.30       65,791.89
      94      08/10/2013     50,903,197.41       55,535.74
      95      09/10/2013     50,847,661.68       55,896.60
      96      10/10/2013     50,791,765.08       66,906.33
      97      11/10/2013     50,724,858.74       56,694.57
      98      12/10/2013     50,668,164.17       67,683.58
      99      01/10/2014     50,600,480.59       57,502.77
     100      02/10/2014     50,542,977.82       57,876.42
     101      03/10/2014     50,485,101.40       89,999.21
     102      04/10/2014     50,395,102.19       58,837.31
     103      05/10/2014     50,336,264.88       69,770.67
     104      06/10/2014     50,266,494.20       59,673.00
     105      07/10/2014     50,206,821.21       70,584.66
     106      08/10/2014     50,136,236.55       60,519.40
     107      09/10/2014     50,075,717.15       60,912.66
     108      10/10/2014     50,014,804.49       71,792.12
     109      11/10/2014     49,943,012.37       61,774.96
     110      12/10/2014     49,881,237.40       72,632.04
     111      01/10/2015     49,808,605.37       62,648.33
     112      02/10/2015     49,745,957.04       63,055.42
     113      03/10/2015     49,682,901.62       94,707.41
     114      04/10/2015     49,588,194.20       64,080.55
     115      05/10/2015     49,524,113.65       74,877.75
     116      06/10/2015     49,449,235.90       64,983.50
     117      07/10/2015     49,384,252.40       75,757.24
     118      08/10/2015     49,308,495.16       65,898.02
     119      09/10/2015     49,242,597.14       #########
-------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC
(the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the
Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under
Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.